CREDIT FACILITY AND OTHER LOANS (Tables)	12 Months Ended
Dec. 31, 2025
Debt Disclosure [Abstract]
SCHEDULE OF CREDIT FACILITY AND OTHER LOANS

Credit facility and other loans consisted of the following at December 31, 2025 and December 31, 2024, in thousands:

	December 31, 2025	December 31, 2024
SAC Leasing G280 LLC credit facility, 12.5% interest, net of deposits	$—	$28,000
Term Loan	—	1,102
Less discounts	—	(247)
Total credit facility, net of discount and deposits	$—	$28,855